[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.51

Execution Version

CONSENT AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 28, 2014 (this “Amendment”), amends the Amended and Restated Credit Agreement dated as of August 30, 2013 (the “Credit Agreement”), among 2012 ESA Project Company, LLC, a Delaware limited liability company (the “Borrower”), PE12GVVC (Bloom PPA) LTD. and PE12PXVC (Bloom PPA) LTD., as Lenders, PE12GVVC (Bloom PPA) LTD., as Administrative Agent, and Deutsche Bank Trust Company Americas, as Collateral Agent. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that each other party to the Credit Agreement agree to amend the Credit Agreement as described herein;

WHEREAS, the Borrower has requested the Lenders’ consent for (i) the entry by Clean Technologies III, LLC into the First Amendment to Equity Capital Contribution Agreement (the “ECCA Amendment”), in substantially the form attached hereto as Exhibit A, (ii) the entry by Clean Technologies III, LLC into the First Amendment to Second Amended and Restated Operating Agreement (the “LLCA Amendment”), in substantially the form attached hereto as Exhibit B and (iii) the entry by the Borrower and Bloom Energy Corporation into the Fourth Amendment to Amended and Restated Master Energy Server Purchase Agreement (the “MESPA Amendment”), in substantially the form attached hereto as Exhibit C;

WHEREAS, each other party to the Credit Agreement has agreed to amend the Credit Agreement as described herein; and

WHEREAS, each of the Lenders has agreed to provide its consent to the entry by Clean Technologies III, LLC into the ECCA Amendment and the LLCA Amendment and to the entry by the Borrower and Bloom Energy Corporation into the MESPA Amendment.

NOW THEREFORE, the parties hereto, intending to be legally bound by this Amendment, agree as follows:

Section 1.01. Amendments to the Credit Agreement.

(a) The definition of “Availability Period” in the Credit Agreement is amended by deleting the text “March 31, 2014” contained therein and replacing such text with: “September 30, 2014”.

(b) Section 2.1.1(c) of the Credit Agreement is amended by deleting the last sentence thereof in its entirety.

(c) Section 3.3.14(a)(i) of the Credit Agreement is amended by deleting the text “$[***]kW” contained therein and replacing such text with: “$[***]kW”.

(d) Section 3.3.14(b) of the Credit Agreement is amended by deleting the text “$[***]kW”, “[***]%” and “$[***] contained therein and replacing such text with, respectively: “$[***]kW”, “[***]%” and “$[***]

(e) Section 5.14.6 of the Credit Agreement is amended by deleting the text “March 31, 2014” wherever such text appears therein and replacing such text with: “September 30, 2014”, and by

[***] Confidential Treatment Requested

including the text “, Schedule 1 (“Description of Property”), or Schedule 2.2 (“Preliminary List of Properties”), as applicable,” after the text “(“PREMISES LIST, DESCRIPTION AND APPLICABLE LOCAL UTILITY”)”.

(f) Section 7.2.1(a) of the Credit Agreement is amended by deleting the text thereof in its entirety and replacing such text with the following: “the proceeds of all Loans, less (i) for Systems funded prior to date hereof, [***] of the proceeds of each Loan, (ii) for Systems funded on or after the date hereof and prior to March 28, 2014, $[***]kW for all such Funded Systems, and (iii) for Systems funded on or after March 28, 2014, $[***]kW for all such Funded Systems, which amount in each such case shall be deposited into the DSR Account;”.

(g) Section 7.5.1 of the Credit Agreement is amended by deleting the text “[***] contained therein and replacing such text with: “$[***]

(h) Appendix A of the Credit Agreement is amended by (i) deleting the Loan Commitment attributable to PE12GVVC (Bloom PPA) Ltd and replacing it with “$[***]”, (ii) deleting the Loan Commitment attributable to PE12PXVC (Bloom PPA) Ltd and replacing it with “[***]” and (iii) deleting the amount attributable to the Aggregate of all Loan Commitments and replacing it with “[***]”.

(i) The definition of “Loan Commitment” in the Credit Agreement is amended by deleting the text “$46,784,041” contained therein and replacing such text with: “[***]”.

(j) The definition of “Site” in the Credit Agreement is amended by adding the text “[***]” after the text “Wal-Mart Power Purchase Agreement”.

(k) The definition of “Site” in the Credit Agreement is amended by adding the text “[***]” after the text “Wal-Mart Power Purchase Agreement”.

(l) Schedule 2.1 (Amortization Schedule) is replaced by the replacement Amortization Schedule attached hereto as Exhibit D.

(m) Schedule 3.1.22 (Project Budget) is replaced by the replacement Project Budget attached hereto as Exhibit E.

(n) Schedule 3.1.23 (Project Schedule) is replaced by the replacement Project Schedule attached hereto as Exhibit F.

(o) Schedule A-1 (Base Case Projections) is replaced by the replacement Base Case Projections attached hereto as Exhibit G.

Section 1.02. Reduction in Loan Commitment. Pursuant to Section 2.2.2 of the Credit Agreement, the Borrower permanently reduces the aggregate Loan Commitments by $1,815,632 (reducing each Lender’s Loan Commitment on a pro rata basis in accordance with the Lenders’ respective Proportionate Shares as set forth in Section 1.01(h) of this Amendment). The Administrative Agent waives the five Business Days’ notice requirement of Section 2.2.2 in relation to such reduction in Loan Commitments.

[***] Confidential Treatment Requested

2

Section 1.03. Consents. The Lenders consent to (i) the entry by Clean Technologies III, LLC into the ECCA Amendment, in substantially the form attached hereto as Exhibit A, (ii) the entry by Clean Technologies III, LLC into the LLCA Amendment, in substantially the form attached hereto as Exhibit B and (iii) the entry by the Borrower and Bloom Energy Corporation into the MESPA Amendment, in substantially the form attached hereto as Exhibit C.

Section 1.04. Instruction to Collateral Agent. The Administrative Agent hereby instructs the Collateral Agent to enter into this Amendment.

Section 1.05. No Other Changes. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment shall be read and construed as one agreement.

Section 1.06. Effectiveness of this Amendment. This Amendment is effective as of the first date set forth above.

Section 1.07. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by email shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 1.08. Governing Law. This Amendment shall be governed by, and construed, interpreted and enforced in accordance with, the internal law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles that would require application of the laws of another jurisdiction.

Section 1.09. Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering the remaining provisions hereof invalid, illegal or unenforceable in such jurisdiction and without affecting the validity, legality or enforceability of any provision in any other jurisdiction.

Section 1.10. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signatures Follow on Next Page]

3

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

2012 ESA PROJECT COMPANY, LLC,
as Borrower

By:	/s/ Sendil Atreya
	Name:	SENDIL ATREYA
	Title:	VICE PRESIDENT

PE12GVVC (BLOOM PPA) LTD.,
as Administrative Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

PE12PXVC (BLOOM PPA) LTD.,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

First Amendment to IIIA Credit Agreement

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

2012 ESA PROJECT COMPANY, LLC,
as Borrower

By:
Name:
Title:

PE12GVVC (BLOOM PPA) LTD.,
as Administrative Agent and a Lender

By:	/s/ Laura Montes
	Name:	Laura Montes
	Title:	Director

By:
Name:
Title:

PE12PXVC (BLOOM PPA) LTD.,
as a Lender

By:	/s/ Laura Montes
	Name:	Laura Montes
	Title:	Director

By:
Name:
Title:

First Amendment to IIIA Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:	/s/ Kisha A. Holder
	Name:	Kisha A. Holder
	Title:	Vice President

By:	/s/ Maria Inoa
	Name:	Maria Inoa
	Title:	Assistant Vice President

First Amendment to IIIA Credit Agreement

EXHIBIT A

ECCA AMENDMENT

Execution Version

FIRST AMENDMENT TO

AMENDED AND RESTATED EQUITY CAPITAL CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED EQUITY CAPITAL CONTRIBUTION AGREEMENT (this “Amendment”), is executed as of March 28, 2014, by and between Firstar Development, LLC, a Delaware limited liability company (“Investor”), and Clean Technologies III, LLC, a Delaware limited liability company (“Class B Member”). Each of the foregoing entities shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Amended and Restated Equity Capital Contribution Agreement, dated as of August 30, 2013 (the “ECCA”), by and between the Parties.

RECITALS

A. WHEREAS, the Parties desire to amend the ECCA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the ECCA as follows:

AGREEMENT

1.	Amendments.

a.	The definition of “True Up Funding Date Deadline” in the ECCA is amended by deleting the text “March 31, 2014” contained therein and replacing such text with: “December 31, 2014”.

b.	A new Section 2.9 is inserted at the end of Article II as follows:

“2.9. Equity Commitment Fee.

In the event that, with respect to the Facilities listed on Schedule 2.9 hereto, Commencement of Operations (as defined in the MESPA) for such Facility has not occurred by the last day of the month specified under “Projected Date of Commencement of Operations” in Schedule 2.9 (such date, the “~~Projected Date~~”), then the Class B Member shall pay to the Investor a monthly equity commitment fee (the “~~Equity Commitment Fee~~”) for the period commencing on the first day of the calendar month immediately following the Projected Date and ending on the earlier of (x) the date such Facility in Schedule 2.9 has achieved Commencement of Operations or (y) the True-Up Funding Deadline, calculated as follows: such fee shall be equal to the product of $[***] multiplied by the size (in kW) of such Facility for which Commencement of Operations (as defined in the MESPA) has not been achieved by the Projected Date ; provided, that the Class B Member shall not be obligated to pay the Equity Commitment Fee with respect to any Facility, or shall pay the Equity Commitment Fee based on a reduced size, as applicable (x) if the Facility Company has provided notice, at least 30 days prior to the Projected Date,

[***] Confidential Treatment Requested

that such Facility shall be removed from Schedule 2.9 or that the size of such Facility shall be reduced or (y) from and after the first day of the calendar month immediately following the month in which the Facility Company has provided notice that such Facility shall be removed from Schedule 2.9 or that the size of such Facility shall be reduced, so long as such notice was provided by the 15th (fifteenth) day of such calendar month. Any Equity Commitment Fee payable pursuant to this Section 2.9 shall be paid within 15 days after the end of each calendar month with respect to which payment becomes due in accordance with this provision (commencing on May 15, 2014).”

c.	A new Schedule 2.9 is added, attached hereto as Schedule 2.9.

2.	Ratification. The ECCA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the ECCA in any other document or instrument shall be deemed to mean such ECCA as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by both Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law, which shall apply to this Amendment).

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by facsimile transmission or “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by facsimile or electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of Applicable Law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

8.	Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment and the obligations of the Investor to consummate the transactions contemplated by this Amendment are subject to the satisfaction of or waiver by Investor of each of the following conditions not later than March 25, 2014 (“Amendment Date Conditions Precedent” and the date of satisfaction or waiver thereof the “Amendment Date”):

a.	the Investor has received fully executed copies of this Amendment, a reaffirmation of the Guaranty in the form attached hereto as Exhibit A, an amendment to the MESPA in form attached hereto as Exhibit B and an amendment to the Company LLC Agreement in the form attached hereto as Exhibit C, or otherwise each in form and substance reasonably satisfactory to the Investor, and each is in full force and effect;

[***] Confidential Treatment Requested

b.	the Investor has received a legal opinion of Orrick, Herrington & Sutcliffe LLP, substantially in the form of the legal opinion delivered pursuant to Section 6.1(c) of the ECCA but covering only the documents described in Section 8(a) above and the related transactions;

c.	the Investor has received a bring down of the tax opinion from Winston & Strawn LLP, which opinion shall be in form and substance reasonably satisfactory to it;

d.	the Investor has received necessary approval from its internal investment committee, board of directors or other governing body to enter into the transactions contemplated under this Amendment, subject only to the satisfaction or waiver of the conditions set forth in this Section 8;

e.	the Investor has received, as applicable, (i) an incumbency certificate dated as of the Amendment Date from the Facility Entities, from the Class B Member and the Guarantor, (ii) from the Class B Member, on behalf of each Facility Entity, a certificate from an authorized officer dated as of the Amendment Date to the effect that to such officer’s Knowledge the conditions set forth in this Section 8 have been satisfied, (iii) a good standing certificate of the Guarantor, the Class B Member and the Facility Entities, each dated as of a recent date, from the applicable Secretary of State, (iv) resolutions of the Board of Directors, or other equivalent governing body, of the Facility Entities, the Class B Member and the Guarantor authorizing and approving the execution of this Amendment, the amendments to the other Investment Documents and the transactions contemplated hereunder certified by a secretary or an assistant secretary as of the Amendment Date and (v) formation documents certified by a secretary or an assistant secretary as of the Amendment Date, in each case, unless otherwise noted, of the Guarantor, the Class B Member and the Facility Entities as are customary for transactions of this type, each of which shall be reasonably satisfactory to the Investor;

f.	the Investor has received an update of the Base Case Model in form and substance reasonably satisfactory to it;

g.	the Investor has received an update of the annual budget for the Facility Company;

h.	the Investor has received fully executed copies of the amendments to the Financing Documents that have been executed as of such date;

i.	the Class B Member shall have paid (or caused to be paid) or shall have made arrangements in the manner reasonably satisfactory to the payee for the payment of all outstanding amounts due, as of the Amendment Date, and owing to with respect to Transaction Expenses for all services rendered and billed prior to the Amendment Date;

j.	the Class B Member shall have paid (or caused to be paid) a fee to the Investor in consideration of the extension and other accommodations granted by this Amendment in the amount of $500,000.

k.	each of the representations and warranties in the ECCA and the other Investment Documents as amended by this Amendment and the other documents contemplated hereby (other than those made as of a later date) is true and correct in all material respects as of the Amendment Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date); and

l.	the Investor has received reasonably satisfactory evidence that the Guarantor maintains $[***] in cash equivalent investments.

[Remainder of page intentionally left blank. Signature page follows.]

[***] Confidential Treatment Requested

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

CLEAN TECHNOLOGIES III, LLC

By:
Name:
Title:

FIRSTAR DEVELOPMENT, LLC

By:
Name:
Title:

Schedule 2.9

Projected Dates of Commencement of Operations1

Site No.	PPA Customer	Address	Projected Date of Commencement of Operations	Size (kW)
24	Wal-Mart	[***]	[***]	[***]
25	AT&T	[***]	[***]	[***]

			Total	[***]

[1]	As defined in the MESPA

[***] Confidential Treatment Requested

Exhibit A

Form of Reaffirmation of Guaranty

[separately provided]

Exhibit B

Form of Amendment to MESPA

[separately provided]

Exhibit C

Form of First Amendment to Company LLC Agreement

[separately provided]

EXHIBIT B

LLCA AMENDMENT

Execution Version

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED OPERATING AGREEMENT of 2012 V PPA Holdco, LLC (this “Amendment”) is executed as of March [    ], 2014, to be effective as of August 30, 2013, by and between Firstar Development, LLC, a Delaware limited liability company (the “Class A Member”), and Clean Technologies III, LLC, a Delaware limited liability company (the “Class B Member”). The Class A Member and the Class B Member shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Second Amended and Restated Operating Agreement, dated as of August 30, 2013 (the “Company LLC Agreement”), by and between the Parties.

RECITALS

A. WHEREAS, the Parties have amended the ECCA pursuant to that certain First Amendment to Equity Capital Contribution Agreement dated as of March [    ], 2014 (the “ECCA Amendment”).

B. WHEREAS, it is a condition precedent to the effectiveness of the ECCA Amendment that the Parties amend the Company LLC Agreement as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Company LLC Agreement as follows:

AGREEMENT

1.	Amendments.

a.	The definition of the capitalized term “Available Capital Income Cash Flow” set forth in Section 1.1 is amended by deleting the words “corresponds to an item of income or gain (but not loss or deduction) realized by the Company” and replacing them with the text “results in the realization by the Company of an item of income, gain, loss or deduction”.

b.	Section 4.2(a)(i) is deleted in its entirety and replaced with the following text:

(i) For each Fiscal Year of the Company or portion thereof that ends on or before the first anniversary of the last Facility of the last Tranche achieves Commercial Completion, 99% to the Class A Members, pro rata according to their respective Class A Units and 1% to the Class B Members, pro rata according to their respective Class B Units; and

c.	Section 4.2(d)(i) is amended by adding the following text to the end of the first sentence thereof: “; provided ,however, that in no event shall the allocation of any Company items of income or gain that are described in Code Sections 702(a)(1) through (7) be greater than 99% or less than 4.95% to the class A Member”.

d.	Section 4.2(d)(ii) is amended by adding the following text to the end of the first sentence thereof: “; provided ,however, that in no event shall the allocation of any Company items of income or gain that are described in Code Sections 702(a)(1) through (7) be greater than 99% or less than 4.95% to the class A Member”

e.	Section 4.2(f)(i) is deleted in its entirety and replaced with the following text:

“The Company shall treat and report, for each Taxable Year for which the accrued Preferred Distribution exceeds the positive income (for Capital Account purposes) that both is described in Code section 702(a)(8) and is otherwise allocable to the Class A Members, such excess as a guaranteed payment for the use of capital of the Class A Members under Code Section 707(c).”

f.	Sections 5.1(a) and (b) are deleted in its entirety and replaced with the following text:

“(a) Subject to Section 5.1(c), prior to the Class A Flip Point,

(i) First, to the Class A Members pro rata in accordance with their respective Class A Units, until they have received cumulative distributions under this Section 5.1(a)(i) for all periods on or prior to the Class A Flip Point equal to (1) 99% of the cumulative sum, for all Company Taxable Years that end before the Class A Flip Point and that have positive Code section 702(a)(8) net income (if any), of such cumulative positive Code section 702(a)(8) income of the Company, over (2) the cumulative Preferred Distributions made in respect of all those same periods;

(ii) Second, to the Class B Members pro rata in accordance with their respective Class B Units until they have received cumulative distributions under this Section 5.1(a)(ii) for all periods on or prior to the Class A Flip Point, equal to the aggregate amount of the Capital Contributions made by the Class B Members on or prior to the Distribution Date, minus their shares of the downward basis adjustments in respect of their allocation of basis of ITC Eligible Property pursuant to Treasury Regulation section 1.704-1(b)(2)(iv)(j) (as provided in Section 4.4(f) herein); and

(iii) Thereafter, 99% to the Class B Members pro rata in accordance with their respective Class B Units and 1% to the Class A Members pro rata in accordance with their respective Class A Units.

(b) Subject to Section 5.1(c), on and after the Class A Flip Point,

(i) First, to the extent that the Class A Members have a shortfall in the amount to have been distributed to them under Section 5.1(a)(i) to the Class A Members in accordance with their respective Class A Units until they have been distributed that shortfall;

(ii) Second, to the Class A Members and the Class B Members, pro rata in accordance with their respective Post-Flip Sharing Percentages, until the Class B Members have received cumulative distributions under Section 5.1(a)(ii) and this Section 5.1(b)(ii) for all periods equal to the difference between the aggregate amount of the Capital Contributions made by the Class B Members on or prior to the Distribution Date, minus their shares of the downward basis adjustments in respect of their allocation of basis of ITC Eligible Property pursuant to Treasury Regulation section 1.704-1(b)(2)(iv)(j) (as provided in Section 4.2(e) herein);

(iii) Third, to the Class A Members pro rata in accordance with their respective Class A Units, until they have received cumulative distributions under this Section 5.1(b)(iii), Section 5.1(b)(i) and Section 5.1(a)(i) for all periods equal the greater of (A) 99% of the cumulative sum, for all Company Taxable Years that end before the Class A Flip Point and that have positive Code section 702(a)(8) net income (if any), of such cumulative Code section 702(a)(8) income of the Company, and (B) the Minimum Profits Distribution Amount; and

(iv) Thereafter, to the Class A Members and the Class B Members, pro rata in accordance with their respective Post-Flip Sharing Percentages.

Provided, notwithstanding anything to the contrary in the foregoing Section 5.1(a) or (b), the Company shall pay on each Distribution Date, prior to making any distribution pursuant to Sections 5.1(a) or (b), any balance of accrued but unpaid Preferred Distributions for prior periods, and, second, the Preferred Distribution that accrued for the current period, in each case to the Class A Members, pro rata, in proportion to their respective Class A Units for the relevant period.”

h.	Section 10.2(a)(ii) is amended by deleting the words “accrued, unpaid Preferred Distributions” and replacing them with the text “unpaid Preferred Distributions that were accrued as guaranteed payments pursuant to Section 4.2(f)(i)”.

i.	Section 10.2(a)(iv)(A) is deleted in its entirety and replaced with the following text:

“First, any remaining Available Cash Flow that does not consist of Available Capital Income Cash Flow (treating all amounts paid or distributed pursuant to Section 10.2(a)(ii) as having first been paid from Available Capital Income Cash Flow) shall be distributed in the order and priority set forth in Sections 5.1(a); and”

j.	Clauses (II) and (III) of Section 10.2(a)(iv)(B) are deleted in its entirety and replaced with the following text:

“(II) second, if a Class A Partial Redemption Event has occurred, and a Class A Partial Withdrawal Amount has not been paid in respect of such event, then to the Class A Members in an amount equal to the Class A Investment Balance in respect of such event; and (III) thereafter, in the order and priority set forth in Section 5.1(b).”

k.	Section 10.2(a)(v) is amended by adding the following text to the end of the second sentence thereof: “; provided, however, that in no event shall the allocation of any Company items of income, gain, loss or deduction that are described in Code Sections 702(a)(1) through (7) be greater than 99% or less than 4.95% to the class A Member”.

2.	Ratification. The Company LLC Agreement, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the Company LLCA Agreement in any other document or instrument shall be deemed to mean such Company LLC Agreement as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

[Remainder of page intentionally left blank.]

Execution Version

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

FIRSTAR DEVELOPMENT, LLC,
a Delaware limited liability company

By:
Name:
Title:

CLEAN TECHNOLOGIES III, LLC,
a Delaware limited liability company

By:
Name:
Title:

EXHIBIT C

MESPA AMENDMENT

FOURTH AMENDMENT TO

AMENDED AND RESTATED

MASTER ENERGY SERVER PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER ENERGY SERVER PURCHASE AGREEMENT (this “Amendment”), is executed as of March     , 2014, by and between Bloom Energy Corporation, a Delaware corporation (“Seller”), and 2012 ESA Project Company, LLC, a Delaware limited liability company (the “Buyer”). Each of the foregoing entities shall be referred to individually herein as a “Party” and collectively as the “Parties”.

RECITALS

A. WHEREAS, Seller and Buyer (formerly known as 2012 V PPA Project Company, LLC) entered into the Amended and Restated Master Energy Server Purchase Agreement, dated as of December 21, 2012 (as amended, the “MESPA”), as amended by (i) the First Amendment to Amended and Restated Master Energy Server Purchase Agreement, dated as of March 27, 2013, (ii) the Omnibus Amendment to MESPA, MOMA and Equity Contribution Tri-Party Agreement, dated as of June 27, 2013 and (iii) the Omnibus Amendment to MESPA, MOMA, ASA, REC PSA and Equity Tri-Party Contribution Agreement, dated as of August 30, 2013.

B. WHEREAS, Bloom and the Project Company desire to further amend the MESPA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Amendment. Section 3.2(d) of the MESPA is amended by deleting the text “March 31, 2014” contained therein and replacing such text with: “December 31, 2014”.

2. Ratification. The MESPA, as amended hereby, is in all respects ratified and confirmed by the Parties and shall be and remain in full force and effect. All references to the MESPA in any other document or instrument shall be deemed to mean the MESPA as amended by this Amendment.

3. Amendments. This Amendment may be amended, modified or supplemented only by written agreement of the Parties.

4. Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to any conflicts of law or other principles that would result in the application of the laws of another jurisdiction (other than Section 5-1401 of the New York General Obligations Law).

6. Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7. Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.

[Remainder of page intentionally left blank. Signatures follow.]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

BLOOM ENERGY CORPORATION

By:
Name:
Title:

2012 ESA PROJECT COMPANY, LLC

By:
Name:
Title:

FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER ENERGY SERVER PURCHASE AGREEMENT

EXHIBIT D

SCHEDULE 2.1 – AMORTIZATION SCHEDULE

Amortization Schedule

Quarter	Principal	% of Par
12/31/2014	$164,705	0.366%
3/31/2015	$175,713	0.391%
6/30/2015	$161,786	0.360%
9/30/2015	$174,681	0.388%
12/31/2015	$186,474	0.415%
3/31/2016	$116,708	0.260%
6/30/2016	$127,577	0.284%
9/30/2016	$148,893	0.331%
12/31/2016	$178,361	0.397%
3/31/2017	$198,177	0.441%
6/30/2017	$211,141	0.470%
9/30/2017	$234,989	0.523%
12/31/2017	$267,503	0.595%
3/31/2018	$289,826	0.645%
6/30/2018	$336,821	0.749%
9/30/2018	$363,482	0.808%
12/31/2018	$399,371	0.888%
3/31/2019	$424,850	0.945%
6/30/2019	$442,139	0.983%
9/30/2019	$470,721	1.047%
12/31/2019	$508,991	1.132%
3/31/2020	$537,058	1.194%
6/30/2020	$557,039	1.239%
9/30/2020	$588,792	1.309%
12/31/2020	$630,824	1.403%
3/31/2021	$662,099	1.472%
6/30/2021	$684,301	1.522%
9/30/2021	$718,423	1.598%
12/31/2021	$761,406	1.693%
3/31/2022	$795,725	1.770%
6/30/2022	$821,036	1.826%
9/30/2022	$855,340	1.902%
12/31/2022	$902,525	2.007%
3/31/2023	$937,129	2.084%
6/30/2023	$960,143	2.135%
9/30/2023	$990,375	2.202%
12/31/2023	$1,039,004	2.311%
3/31/2024	$1,076,663	2.394%
6/30/2024	$1,101,009	2.448%
9/30/2024	$1,133,741	2.521%
12/31/2024	$1,186,113	2.638%
3/31/2025	$1,227,235	2.729%

6/30/2025	$1,254,354	2.789%
9/30/2025	$1,290,179	2.869%
12/31/2025	$1,346,629	2.995%
3/31/2026	$1,391,493	3.094%
6/30/2026	$1,421,275	3.161%
9/30/2026	$1,459,926	3.247%
12/31/2026	$1,520,160	3.381%
3/31/2027	$1,568,863	3.489%
6/30/2027	$1,601,905	3.562%
9/30/2027	$1,644,167	3.656%
12/31/2027	$1,709,054	3.801%
3/31/2028	$1,851,900	4.118%
6/30/2028	$1,753,526	3.899%
9/30/2028	$1,406,088	3.127%

Total	$44,968,409	100.000%

EXHIBIT E

SCHEDULE 3.1.22 – PROJECT BUDGET

EXHIBIT E

SCHEDULE 3.1.22 – PROJECT BUDGET

[Included in the Base Case Projections]

EXHIBIT F

SCHEDULE 3.1.23 – PROJECT SCHEDULE

Project Schedule

Customer	Address	City	County	State	Placed in Service	Size
AT&T	[***]	[***]	Los Angeles	CA	[***]	[***]
AT&T	[***]	[***]	Los Angeles	CA	[***]	[***]
AT&T	[***]	[***]	Los Angeles	CA	[***]	[***]
AT&T	[***]	[***]	Los Angeles	CA	[***]	[***]
AT&T	[***]	[***]	Riverside	CA	[***]	[***]
AT&T	[***]	[***]	Riverside	CA	[***]	[***]
WMT	[***]	[***]	Riverside	CA	[***]	[***]
WMT	[***]	[***]	Riverside	CA	[***]	[***]
WMT	[***]	[***]	Los Angeles	CA	[***]	[***]
WMT	[***]	[***]	Los Angeles	CA	[***]	[***]
WMT	[***]	[***]	Riverside	CA	[***]	[***]
WMT	[***]	[***]	Tulare	CA	[***]	[***]
WMT	[***]	[***]	Los Angeles	CA	[***]	[***]
WMT	[***]	[***]	San Diego	CA	[***]	[***]
WMT	[***]	[***]	Los Angeles	CA	[***]	[***]
WMT	[***]	[***]	Riverside	CA	[***]	[***]
WMT	[***]	[***]	Kings County	CA	[***]	[***]
WMT	[***]	[***]	Riverside	CA	[***]	[***]
WMT	[***]	[***]	Riverside	CA	[***]	[***]
WMT	[***]	[***]	San Bernardino	CA	[***]	[***]
WMT	[***]	[***]	Los Angeles	CA	[***]	[***]
WMT	[***]	[***]	Los Angeles	CA	[***]	[***]
AT&T	[***]	[***]	New Haven	CT	[***]	[***]
AT&T	[***]	[***]	Los Angeles	CA	[***]	[***]
AT&T	[***]	[***]	Los Angeles	CA	[***]	[***]
AT&T	[***]	[***]	Los Angeles	CA	[***]	[***]
AT&T	[***]	[***]	Los Angeles	CA	[***]	[***]
AT&T	[***]	[***]	Fairfield	CT	[***]	[***]

[***] Confidential Treatment Requested

EXHIBIT G

SCHEDULE A-1 – BASE CASE PROJECTIONS

[***]

[Note: Base case table redacted]”

[***] Confidential Treatment Requested